UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2021

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Fifth Avenue North

Birmingham, Alabama 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2021, Regions Financial Corporation (the “Company”) announced that Brad Kimbrough has provided notice of his intent to retire from his position as Controller and Chief Accounting Officer of the Company, effective February 28, 2022.

The Company also announced that, effective upon Mr. Kimbrough’s retirement, it has appointed Anil Chadha as Controller of the Company and Karin Allen as Assistant Controller and Chief Accounting Officer. In her role as Chief Accounting Officer, Ms. Allen will serve as the Company’s principal accounting officer.

Ms. Allen, 53, has served as the Company’s Director of External Reporting since 2006 and currently has responsibility for all SEC reporting, regulatory reporting and financial statement consolidation and analysis. Ms. Allen joined Regions in 2004 as Senior Vice President – Accounting Policy and SEC Reporting and was promoted to Executive Vice President in 2019. She also holds numerous leadership positions within the Company. Prior to joining the Company, Ms. Allen was Senior Vice President at SouthTrust Corporation from 2002 to 2004 and held Audit Senior Manager positions at KPMG and Arthur Andersen.

There is no arrangement or understanding with any person pursuant to which Ms. Allen was appointed as Assistant Controller and Chief Accounting Officer. There are no family relationships between Ms. Allen and any director or executive officer of the Company, and she is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K. There is no material plan, contract or arrangement, or amendment thereto, compensatory or otherwise, that is being entered into in connection with Ms. Allen’s appointment.

A copy of the press release issued by the Company on November 16, 2021 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 16, 2021.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2021

REGIONS FINANCIAL CORPORATION

By:	/s/ David J. Turner, Jr.
Name:	David J. Turner, Jr.
Title:	Chief Financial Officer